UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2004

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22633	33-0683629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

ITEM 5. OTHER EVENTS

On April 22, 2004, New Century Financial Corporation issued a press release announcing its financial results for the quarter and year ended March 31, 2004. The full text of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

ITEM 7. EXHIBITS

(c)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated April 22, 2004, issued by New Century Financial Corporation

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The press release referred to under Item 5 above is also being furnished pursuant to Item 12. The full text of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

April 22, 2004	By:	/s/ Robert K. Cole
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release, dated April 22, 2004, issued by New Century Financial Corporation